UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 1, 2006

Rockford Corporation
(Exact name of registrant as specified in its charter)

Arizona	000-30138	86-0394353
(State or other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
600 South Rockford Drive
Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code:
(480) 967-3565
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On November 1, 2006, Rockford issued a news release regarding its Third Quarter 2006 Results for the three months ended September 30, 2006. A copy of the news release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) The following exhibit is furnished herewith:
99.1	News release of Rockford dated November 1, 2006, “Rockford Corporation Reports Third Quarter 2006 Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 2, 2006

ROCKFORD CORPORATION
By:	/s/ W. Gary Suttle
W. Gary Suttle
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	News release of Rockford dated November 1, 2006, “Rockford Corporation Reports Third Quarter 2006 Results.”